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                                                                      EXHIBIT 32

                                CERTIFICATION OF
              CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

   PURSUANT TO SS. 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SS. 1350)

         The undersigned, as the Chief Executive Officer and Chief Financial Officer, respectively, of Cadmus Communications Corporation, certify that, to the best of their knowledge and belief, the Annual Report on Form 10-K for the period ended June 30, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Cadmus Communications Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.


   Dated: September 26, 2003           /s/ Bruce V. Thomas
                                       -----------------------------------------
                                           Bruce V. Thomas
                                           President and Chief Executive Officer


   Dated: September 26, 2003           /s/ Paul K. Suijk
                                       -----------------------------------------
                                           Paul K. Suijk
                                           Senior Vice President and Chief
                                           Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cadmus Communications Corporation and will be retained by Cadmus Communications Corporation and furnished to the Securities and Exchange Commission or its staff upon request.